UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2015

Comcast Corporation

(Exact Name of Registrant

as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Charter Communications, Inc. (“Charter”) intends to file a Post-Effective Amendment to the Registration Statement on Form S-4 (Registration No. 333-200809) with the Securities and Exchange Commission relating to its proposed acquisition of Bright House Communications that will include certain historical combined financial statements for the Comcast Cable Systems to be Contributed to Midwest Cable, Inc., or SpinCo, which is a newly formed entity that Comcast intends to spin-off to its shareholders. Accordingly, Comcast is furnishing the audited combined financial statements of Comcast Cable Systems to be Contributed to Midwest Cable, Inc. as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 attached hereto as Exhibit 99.1.

Comcast does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit Number	Description

99.1	Audited Combined Financial Statements of Comcast Cable Systems to be Contributed to Midwest Cable, Inc. as of December 31, 2014 and 2013 and for each of the Three Years in the Period Ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION
Date: April 6, 2015	By:	/s/ Lawrence J. Salva
Name: Lawrence J. Salva
Title: Executive Vice President, Chief Accounting Officer and Controller